[LOGO]



                             UBS INSTITUTIONAL MONEY MARKET FUNDS

                                 UBS SELECT MONEY MARKET FUND
                                    UBS SELECT TREASURY FUND

                               SUPPLEMENT DATED NOVEMBER 9, 2005 TO
                                 PROSPECTUS DATED AUGUST 30, 2005
                                   __________________________

Dear Investor,

The purpose of this supplement is to revise information appearing in Appendix A to the prospectus. The Bond Market Association ("BMA") recently announced a decision to rescind its earlier recommendation that the principal US bond markets close early on November 10th. As a result, the Funds are no longer expected to close early for purchases, sales and exchanges on November 10th.


The list of BMA recommended early close dates appearing in Appendix A to the prospectus is revised by deleting the reference to "Thursday, November 10, 2005" under the caption "Early Close (3:00 p.m. Eastern Time) Through August 2006."